UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 13, 2020
THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	001-10701	31-1223339
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street
Cincinnati,	Ohio	45202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SSP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K

Item No.		Page

5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3

9.01	Financial Statements and Exhibits	3

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 13, 2020, The E. W. Scripps Company (the “Company” or “Scripps”) announced that the senior leadership team and members of the board of directors of Scripps are taking voluntary salary and fee reductions effective immediately. The Company will donate an amount equal to those cuts to a fund to support its employees affected by the COVID-19 crisis.

Scripps President and CEO Adam Symson will take a 15% reduction to his salary. The company’s named executive officers will each take a 10% pay cut. This includes Chief Financial Officer Lisa Knutson; Local Media President Brian Lawlor; Executive Vice President, National Media Laura Tomlin; General Counsel Bill Appleton; Senior Vice President, Controller and Treasurer Doug Lyons; Senior Vice President, Corporate Communications and Investor Relations Carolyn Micheli; and Vice President, Benefits and Compensation Julie McGehee. The reductions are calculated based on executives’ 2019 salary after their 2020 salary increases were rolled back.

The 11 members of Scripps’ board of directors will take a 15% reduction in their annual cash compensation, and board chairman Rich Boehne also will forego the remainder of his 2020 chairman fees.

The Company will make a donation to The Scripps Howard Foundation’s COVID-19 Employee Relief Fund equal to the amount saved as a result of the reduction in salaries and director fees. The Foundation created the fund to help Scripps employees who are adversely affected by the COVID-19 crisis.

The employment agreement between the Company and Mr. Symson has been amended to implement the reductions to his salary described above. A copy of the letter is attached as Exhibit 10.1 to this Form 8-K.

On April 13, 2020, Scripps issued a press release relating to the item described above. A copy of the press release is filed with this Form 8-K and is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description of Item

10.1	Letter Amending Employment Agreement between The E.W. Scripps Company and Adam P. Symson

99.1	Press release dated April 13, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Douglas F. Lyons
Douglas F. Lyons
Senior Vice President, Controller and Treasurer
(Principal Accounting Officer)
Dated: April 14, 2020

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